SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 21, 1994
- - ---------------------------------------------------------------------



                     WASHINGTON TRUST BANCORP, INC.
- - ---------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



       RHODE ISLAND                 0-13091              05-0404671
- - ----------------------------------------------------------------------
(State or other jurisdiction of    (Commission      (I.R.S. Employer
 incorporation or organization)    File Number)    identification No.)



23 BROAD STREET, WESTERLY, RHODE ISLAND                     02891
- - ---------------------------------------               ----------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:   (401) 348-1200
                                                      ----------------


                                  N/A
- - ---------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report









                           Page 1 of 2 Pages

WASHINGTON TRUST BANCORP, INC.
FORM 8-K


Item 5.  Other Events
         ------------
         On July 21, 1994, the Registrant's board of directors voted to approve a 3-for-2 stock split on shares of common stock. The stock split, in the form of a stock dividend, will be paid on August 31, 1994 to shareholders of record as of August 1, 1994. The par value of the common stock will remain unchanged at $.0625 per share. Cash payments will be made in lieu of issuing fractional shares. The cash payment for fractional shares will be based on the average of the closing bid and asked prices of the common stock as reported by NASDAQ on the record date, August 1, 1994.



Item 7.  Financial Statements and Other Exhibits
         ---------------------------------------
         None

                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WASHINGTON TRUST BANCORP, INC.
                                      ------------------------------
                                            (Registrant)



July 25, 1994                      By:     David V. Devault
                                           --------------------------
                                           David V. Devault
                                           Vice President and
                                           Chief Financial Officer
                                           (principal financial officer)











                                      -2-